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                                                                EXHIBIT 10.10



                       PHILADELPHIA SUBURBAN CORPORATION
                         1994 EQUITY COMPENSATION PLAN


1.       Purpose

         The purpose of this plan (the "Plan") is to provide an incentive, in the form of a proprietary interest in Philadelphia Suburban Corporation (the "Corporation"), to officers, other key employees and Non-employee Directors, as defined below, of the Corporation and its subsidiaries and key consultants who are in a position to contribute materially to the successful operation of the business of the Corporation, to increase their interest in the Corporation's welfare, and to provide a means through which the Corporation can attract and retain officers, other key employees and Non-employee Directors and key consultants of significant abilities.


2.       Administration

         This Plan shall be administered by a Committee (the "Committee") of the Board of Directors of the Corporation. The Committee shall consist of three or more of those members of the Board of Directors who are not eligible, and for at least one year prior to their appointment were not eligible, to receive discretionary grants under the Plan or any other plan of the Corporation or any of its affiliates entitling the participants therein to acquire stock, stock options, stock appreciation rights or dividend equivalents of the Corporation or any of its affiliates; provided, however, that such members shall be eligible for stock grants pursuant to the provisions of Section 7(f).

         From time to time the Committee or the Board of Directors may make grants, subject to the terms of the Plan, with respect to such number of shares of Common Stock of the Corporation as the Committee or the Board of Directors, each acting in its sole discretion, may determine. All references to the Committee hereunder shall also mean the Board of Directors when acting pursuant to its authority to make grants under the Plan. Non-employee Directors, as defined below, may only receive stock grants pursuant to the provisions of
Section 7(f).

         Subject to the provisions of the Plan, the Committee shall be authorized to interpret the Plan and the grants made under the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of the agreement related to grants described in Section 9 hereof, and to make all other determinations, including factual determinations, necessary or advisable for the administration of the Plan. The Committee may correct any defect, supply any omission and reconcile any inconsistency in the Plan or in any option or grant in the manner and to the extent it shall be deemed desirable to carry it into effect. The determinations of the Committee in the administration of the Plan, as described herein, shall be final and conclusive. The Committee may adopt such rules and regulations as it deems necessary for governing its affairs.


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3.       Grants

         Pursuant to the terms of the Plan, the Committee shall have the authority to grant stock options to officers and other key employees and key consultants and restricted stock and dividend equivalents to officers and other key employees; provided, however, that Non-employee Directors, as defined below, may receive stock grants in accordance with Section 7(f) (hereinafter collectively referred to as the "Grants"). All Grants shall be subject to the terms and conditions set forth herein and to those other terms and conditions consistent with this Plan as the Committee deems appropriate and as are specified in writing by the Committee in the agreement described in Section 9 of the Plan (the "Agreement"). Grants under a particular Section of the Plan need not be uniform as among the grantees and Grants under two or more Sections of the Plan may be combined in one instrument.


4.       Shares Subject to the Plan

         Subject to adjustment as provided in Section 15, the maximum aggregate number of shares of the Common Stock of the Corporation that may be issued or transferred under the Plan shall be 450,000 shares. The maximum number of shares of Common Stock that may be issued or transferred under the Plan subject to restricted stock grants is 25,000 shares of Common Stock. Shares deliverable under the Plan may be authorized and unissued shares or treasury shares, as the Committee may from time to time determine. Shares of Common Stock related to the unexercised or undistributed portion of any terminated, expired or forfeited Grant for which no material benefit was received by a grantee also may be made available for distribution in connection with future Grants under the Plan.


5.       Eligibility

         Only officers, key employees, members of the Board of Directors who are not employed in any capacity by the Corporation (hereinafter referred to as 'Non-employee Directors') and key consultants of the Corporation and its subsidiaries shall be eligible for Grants under the Plan; provided, however, that Grants to Non-employee Directors shall be made only in accordance with
Section 7(f). The term "subsidiaries" shall mean any corporation in an unbroken chain of corporations beginning with the Corporation, if at the time of the Grant, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.


6.       Granting of Options

         The Committee may, from time to time, grant stock options to eligible officers and other key employees and shall designate options at the time of grant as either "incentive stock options" intended to qualify as such under section 422 of the Internal Revenue Code of 1986, as from time to time amended or any successor statute of similar purpose (the "Code"), or "nonqualified stock

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options", which options are not intended to so qualify. The Committee may, from time to time, grant nonqualified stock options to key consultants. Except as hereinafter provided, options granted pursuant to the Plan shall be subject to the following terms and conditions:

         (a)      Price

         The purchase price per share of stock deliverable upon the exercise of each option shall be not less than 100% of the fair market value of the Corporation's Common Stock on the date the option is granted. The fair market value shall be the mean of the high and low sale prices of the Corporation's Common Stock on the New York Stock Exchange composite tape or other recognized market source, as determined by the Committee, on the date the option is granted, or if there is no sale on such date, then the mean of such high and low sale prices on the last previous day on which a sale is reported. In any event, in case of the grant of an incentive stock option, the fair market value shall be determined in a manner consistent with section 422 of the Code.

         Shares may be purchased only by delivering a notice of exercise to the Committee with accompanying payment of the purchase price therefor in full. Such notice may instruct the Corporation to deliver shares of Common Stock due upon the exercise of the option to any registered broker or dealer in lieu of delivery to the grantee. Such instructions must designate the account into which the shares are to be deposited. The grantee may tender this notice of exercise, which has been properly executed by the grantee, and the aforementioned delivery instructions to any broker or dealer. With the consent of the Committee, payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Common Stock of the Corporation (including without limitation shares of Common Stock acquired pursuant to the option then being exercised) at the fair market value of such shares determined as of the last trading day prior to the date on which the option is exercised, in the same manner set forth in the above paragraph.

         (b)      Terms of Options

         The term during which each incentive stock option may be exercised shall be determined by the Committee, but in no event shall an incentive stock option be exercisable in whole or in part more than 10 years from the date it is granted and in no event shall a nonqualified stock option be exercisable in whole or in part more than 10 years and one day from the date it is granted. All rights to purchase pursuant to an option shall, unless sooner terminated, expire at the date designated by the Committee.

         The Committee shall determine the date on which each option shall become exercisable and may provide that an option shall become exercisable in installments. The shares comprising each installment may be purchased in whole or in part at any time after such installment becomes exercisable. The Committee may, in its sole discretion, accelerate the time at which any option may be exercised in whole or in part. Notwithstanding any determinations by the Committee regarding the exercise period of any option, all outstanding options shall become immediately exercisable upon a Change of Control of the Corporation (as defined herein).


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         (c)      Termination of Employment

         Upon the termination of a grantee's employment for any reason (except as a result of retirement, disability or death), the options held by such grantee shall terminate. Notwithstanding the fact that, in all cases, a grantee's employment shall be deemed to have terminated upon the sale of a subsidiary of the Corporation that employs such grantee, the Committee, in its sole discretion, may extend the period during which any option held by such a grantee may be exercised after such sale to the earliest of (i) a date which is not more than three years from the date of the sale of the subsidiary, (ii) the date of the grantee's termination of employment with the subsidiary (or successor employer) following such sale for reasons other than retirement, disability or death, (iii) the date which is one year from the date of the grantee's termination of employment with the subsidiary on account of the grantee's total disability (as defined in section 22(e)(3) of the Code), or three months from the date of such termination if on account of retirement or a disability other than a total disability, or (iv) the expiration of the original term of the option as established at the time of grant. The Committee, in its sole discretion, may similarly extend the period of exercise of any option held by a grantee employed by the Corporation whose employment with the Corporation is terminated in connection with the sale of a subsidiary of the Corporation.

         Upon termination of a grantee's employment as a result of retirement, disability or death, the period during which the options may be exercised shall not exceed: (i) one year from the date of such termination of employment in the case of death and (ii) two years from the date of such termination in the case of permanent and total disability (within the meaning of section 22(e)(3) of the Code) or retirement; and (iii) three months from the date of such termination of employment in the case of other disability; provided, however, that in no event shall the period extend beyond the expiration of the option term.

         Subject to the foregoing, in the event of death, such options may be exercised by a grantee's legal representative or beneficiary, but only to the extent that installments had accrued as of the date of death. Notwithstanding the foregoing, the Committee, in its sole discretion, may determine that installments that have not accrued as of the date of the grantee's death, termination of employment on account of permanent and total disability (within the meaning of section 22(e)(3) of the Code) or other termination of employment may also be exercised by a grantee, or in the case of death, a grantee's legal representative or beneficiary. Transfer from the Corporation to a subsidiary, from a subsidiary to the Corporation, or from one subsidiary to another, shall not be deemed to be a termination of employment. All references in this Section 6(c) to the termination of a grantee's employment shall include the termination of a consultant's relationship with the Corporation or any subsidiary.

         (d)      Limits on Incentive Stock Options

         Each Grant of an incentive stock option shall provide that it (i) is not transferable by the grantee otherwise than by will or the laws of descent and distribution or, if permitted under Rule 16b-3 of the Securities Exchange Act of 1934 (the "Exchange Act") and if permitted in any specific case by the Committee in its sole discretion, pursuant to a qualified domestic relations


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order as defined under the Code or Title I of the Employee Retirement Income
Security Act of 1974, as amended ("ERISA") or the rules thereunder, and (ii) is exercisable, during the grantee's lifetime, only by the grantee and that the aggregate fair market value of the Common Stock on the date of the Grant with respect to which incentive stock options are exercisable for the first time by a grantee during any calendar year under the Plan and under any other stock option plan of the Corporation shall not exceed the limitation set forth in section 422(d) of the Code. An incentive stock option shall not be granted to any grantee who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Corporation or subsidiary of the Corporation, unless the exercise price of the incentive stock option is no less than 110% of the fair market value per share on the date of grant and the term of the incentive stock option is not more than five years. Unless a grantee could otherwise transfer Common Stock issued pursuant to an incentive stock option granted hereunder without incurring liability under section 16(b) of the Exchange Act, at least six months must elapse from the date of acquisition of an incentive stock option to the date of disposition of the Common Stock issued upon exercise of such option.


7.       Restricted Stock Grants

         The Committee may issue or transfer shares of Common Stock of the Corporation to an eligible officer or other key employee subject to the maximum number of shares of Common Stock reserved for issuance in connection with restricted stock grants described in Section 4 of the Plan. The following provisions are applicable to restricted stock grants:

         (a) General Requirements. Shares of Common Stock of the Corporation issued pursuant to restricted stock grants may be issued for consideration or for no consideration. Subject to any other restrictions by the Committee as provided pursuant to Section 7(e), restrictions on the transfer of shares of Common Stock set forth in Section 7(c) shall lapse on such date or dates as the Committee may approve until the restrictions have lapsed on 100% of the shares; provided, however, that upon a Change of Control of the Corporation, all restrictions on the transfer of the shares which have not, prior to such date, been forfeited shall immediately lapse. The period of years during which the restricted stock grant will remain subject to restrictions will be designated in the Agreement (the "Restriction Period"). Prior to the lapse of the Restriction Period the shares of Common Stock granted to any grantee shall be held by the Corporation.

         (b) Number of Shares. The Committee shall grant to each grantee a number of shares of Common Stock of the Corporation determined in its sole discretion.

         (c) Requirement of Employment. If the grantee's employment terminates during the Restriction Period, the restricted stock grant terminates as to all shares covered by the Grant as to which restrictions on transfer have not lapsed, and those shares of Common Stock must be immediately returned to the Corporation. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems equitable.



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         (d) Restrictions on Transfer and Legend on Stock Certificate. During
the Restriction Period, a grantee may not sell, assign, transfer, pledge, or otherwise dispose of the shares of Common Stock to which such Restriction Period applies except to a Successor Grantee (as defined in Section 10 of the Plan). Each certificate for a share issued or transferred under a restricted stock grant shall contain a legend giving appropriate notice of the restrictions in the Grant. The grantee shall be entitled to have the legend removed from the stock certificate or certificates covering any of the shares subject to restrictions when all restrictions on such shares have lapsed.

         (e) Lapse of Restrictions. All restrictions imposed under the restricted stock grant shall lapse upon the expiration of the applicable Restriction Period; provided, however, that upon a Change of Control of the Corporation, all restrictions on the transfer of shares which have not, prior to such date, been forfeited shall immediately lapse. In addition, the Committee may determine as to any or all restricted stock grants, that all the restrictions shall lapse, without regard to any Restriction Period, under such circumstances as it deems equitable.

         (f) Stock grants to Non-employee Directors. Effective January 1, 1995, as of the first day of the month following the Corporation's annual meeting of shareholders, each Non-employee Director shall receive a grant of 200 shares of Common Stock. Such shares shall not be sold for 6 months following the date of grant. No other restrictions shall apply to such shares. Notwithstanding any other provision of the Plan, this Section 7(f) may not be amended more than once every 12 months, except for amendments necessary to conform the Plan to changes of the provisions of, or the regulations relating to, the Code.


8.       Dividend Equivalents

         The Committee may grant dividend equivalents to eligible officers and other key employees either alone or in conjunction with all or part of any option granted under the Plan. A dividend equivalent shall be equal to the dividend payable on a share of Common Stock of the Corporation. The amount of dividend equivalents for any grantee (the "Dividend Equivalent Amount") is determined by multiplying the number of dividend equivalents subject to the Grant by the per-share cash dividend, or the per-share fair market value (as determined by the Committee) of any dividend in other than cash, paid by the Corporation on each record date for the payment of a dividend during the period described in Section 8(a).

         (a)      Amount of Dividend Equivalent Credited

         The Corporation shall credit to an account for each grantee maintained by the Corporation in its books and records on each record date, from the date of grant until the earlier of the date of (i) the end of the applicable accumulation period designated by the Committee at the time of grant, (ii) the date of the termination of employment for any reason (including retirement), other than total disability (as defined in section 22(e)(3) of the Code) or death of the grantee, or as otherwise determined by the Committee, in its sole discretion, at the time of a grantee's termination of employment or (iii) the



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end of a period of four years from the date of grant, that portion of the
Dividend Equivalent Amount for each such grantee attributable to each record date. The Corporation shall maintain in its books and records separate accounts which identify each grantee's Dividend Equivalent Amount. Except as set forth in Section 8(e) below, no interest shall be credited to any such account.

         (b)      Payment of Credited Dividend Equivalents

         The Committee, at the time of grant, shall designate the percentage of each grantee's Dividend Equivalent Amount that shall be paid to the grantee at the end of an applicable performance period (the "Performance Period") of four years from the date of grant (the Committee, in its sole discretion, shall retain the right to designate a longer or shorter Performance Period at the time of grant); provided, however, that such Performance Period shall be:

                  (i) reduced by one year for each calendar year during the applicable Performance Period ending after the date of grant in which the measurable performance criteria established by the Committee at the time of grant for the applicable Performance Period exceeds the targets for such criteria established by the Committee at the time of grant.

                  (ii) increased by one year for each calendar year during the applicable Performance Period ending after the date of grant in which the measurable performance criteria established by the Committee at the time of grant for the applicable Performance Period is less than the targets for such criteria established by the Committee at the time of grant.

                  (iii) In no event shall the Performance Period be reduced to less than two years or increased to more than eight years from the date of grant.

                  (iv) In the event that the applicable Performance Period is shorter than the period described in Section 8(a), a grantee shall receive the payment of the amount credited to his account at the end of the applicable Performance Period and any portion of the Dividend Equivalent Amount not yet so credited to his account shall be paid on the Corporation's normal dividend payment dates until the grantee's Dividend Equivalent Amount for the period described in Section 8(a) is fully paid to the grantee.

         (c)      Timing of Payment of Dividend Equivalents

         Except as otherwise determined by the Committee in the event of a grantee's termination from employment prior to the end of the applicable Performance Period, no payments of the Dividend Equivalent Amount shall be made until the end of the applicable Performance Period and no payments shall be made to any grantee whose employment by the Corporation or a subsidiary terminates prior to the end of the applicable Performance Period for any reason other than retirement under the Corporation's or a subsidiary's retirement plan, death or total disability (as defined in section 22(e)(3) of the Code). Subject to
Section 8(b)(iv), as soon as practicable after the end of such Performance


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Period, unless a grantee shall have made an election under Section 8(f) to defer receipt of any portion of such amount, a grantee shall receive 100% of the Dividend Equivalent Amount payable to him. Notwithstanding the foregoing, upon a Change of Control of the Corporation, any Dividend Equivalent Amount or portion thereof, which has not, prior to such date, been paid to the grantee or forfeited shall immediately become payable to the grantee without regard to whether the applicable Performance Period has ended.

         (d) Form of Payment. The Committee shall have the sole discretion to determine whether the Corporation's obligation in respect of the payment of a Dividend Equivalent Amount shall be paid solely in credits to be applied toward payment of the option price under then exercisable options, solely in cash or partly in such credits and partly in cash.

         (e) Interest on Dividend Equivalents. From a date which is 45 days after the end of the applicable Performance Period until the date that the Dividend Equivalent Amount payable to the grantee is paid to such grantee, the account maintained by the Corporation in its books and records with respect to such dividend equivalents shall be credited with interest at a market rate determined by the Committee.

         (f) Deferral of Dividend Equivalents. A grantee shall have the right to defer receipt of any Dividend Equivalent Amount payments if he shall elect to do so on or prior to December 31 of the year preceding the beginning of the last full year of the applicable Performance Period (or such other time as the Committee shall determine is appropriate to make such deferral effective under the applicable requirements of federal tax laws). The terms and conditions of any such deferral (including the period of time thereof and any earnings on the deferral) shall be subject to approval by the Committee and all deferrals shall be made on a form provided a grantee for this purpose.


9.       Agreement with Grantees

         Each grantee who receives a Grant under the Plan shall enter into an agreement with the Corporation which shall contain such provisions, consistent with the provisions of the Plan, as may be established from time to time by the Committee.


10.      Transferability of Grants

         Only a grantee or his or her authorized legal representative may exercise rights under a Grant. Such persons may not transfer those rights except by will or by the laws of descent and distribution or, if permitted under Rule 16b-3 of the Exchange Act and if permitted in any specific case by the Committee in their sole discretion, pursuant to a qualified domestic relations order as defined under the Code or Title I of ERISA or the rules thereunder. When a grantee dies, the personal representative or other person entitled to succeed to the rights of the grantee ("Successor Grantee") may exercise such rights. A Successor Grantee must furnish proof satisfactory to the Corporation of his or her right to receive the Grant under the grantee's will or under the applicable laws of descent and distribution.


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11.      Funding of the Plan

         This Plan shall be unfunded. The Corporation shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under this Plan. Subject to Section 8(e), in no event shall interest be paid or accrued on any Grant, including unpaid installments of Grants.


12.      Rights of Grantees

         Nothing in this Plan shall entitle any grantee or other person to any claim or right to receive a Grant under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any grantee any rights to be retained in the employ of the Corporation, to be retained as a consultant by the Corporation or to be retained as a Non-employee Director by the Corporation.


13.      Withholding of Taxes

         The Corporation shall have the right to deduct from all Grants paid in cash any federal, state or local taxes required by law to be withheld with respect to such cash awards. The grantee or other person receiving such shares shall be required to pay to the Corporation the amount of any such taxes which the Corporation is required to withhold with respect to such Grants. With respect to Grants of restricted stock or nonqualified stock options, the Corporation shall have the right to require that the grantee make such provision, or furnish the Corporation such authorization as may be necessary or desirable so that the Corporation may satisfy its obligation, under applicable income tax laws, to withhold for income or other taxes due upon or incident to such restricted stock or the exercise of such nonqualified stock options.

         The Committee may adopt such rules, forms and procedures as it considers necessary or desirable to implement such withholding procedures, which rules, forms and procedures shall be binding upon all grantees, and which shall be applied uniformly to all grantees similarly situated.


14.      Listing and Registration

         Each Grant shall be subject to the requirement that, if at any time the Committee shall determine in its discretion that the listing, registration or qualification of the Grant or the shares subject to the Grant upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, such Grant or the issue or purchase of shares thereunder, no such Grant may be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.



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15.      Adjustment of and Changes in Common Stock of the Corporation

         In the event of a reorganization, recapitalization, change of shares, stock split, spin-off, stock dividend, reclassification, subdivision or combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or shares of the Corporation, the Committee shall make such adjustment as it deems appropriate in the number and kind of shares authorized by the Plan, in the number and kind of shares covered by Grants made under the Plan, in the purchase prices of outstanding options or the terms and conditions applicable to dividend equivalents.


16.      Rights of Grantees

         Neither the grantee nor any personal representative shall be, or have any of the rights and privileges of, a shareholder of the Corporation in respect of any shares related to any Grant or purchasable upon the exercise of any option, in whole or in part, unless and until certificates for such shares have been issued. Notwithstanding the foregoing, a grantee who receives a grant of restricted stock shall have all rights of a shareholder, except as set forth in
Section 7(d), during the Restriction Period, including the right to vote and receive dividends.


17.      Change of Control of the Corporation

         As used herein, a "Change of Control" shall be deemed to have taken place if (i) any Person (including any individual, firm, corporation, partnership or other entity except the Corporation or any employee benefit plan of the Corporation or of any Affiliate or Associate, both as defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended, any Person or entity organized, appointed or established by the Corporation for or pursuant to the terms of any such employee benefit plan), together with all Affiliates and Associates of such Person, shall become the beneficial owner in the aggregate of 20% or more of the Common Stock of the Corporation then outstanding or (ii) during any twenty-four month period, individuals who at the beginning of such period constituted the Board of Directors cease for any reason to constitute a majority thereof, unless the election, or the nomination for election by the Corporation's shareholders, of at least seventy-five percent of the directors who were not directors at the beginning of such period was approved by a vote of at least seventy-five percent of the directors in office at the time of such election or nomination who were directors at the beginning of such period. Notwithstanding the foregoing, a Change in Control shall not be deemed to have taken place under clause (i) of the immediately preceding sentence if (a) such Person becomes the beneficial owner in the aggregate of 20% or more of the Common Stock of the Corporation then outstanding as a result of an inadvertent acquisition by such Person if such Person, as soon as practicable, divests itself of a sufficient amount of its Common Stock so that it no longer owns 20% or more of the Common Stock then outstanding, as determined by the Board of Directors of the Corporation, or (ii) the shares of Common Stock required to be counted in order to meet the 20% minimum threshold described under such clause (i) include any of the shares


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described in subsections (i) through (vi) of section 2543(b) of the
Pennsylvania Business Corporation Law of 1988 (15 Pa.C.S.A.ss.2543(b)) as in effect on the date of adoption of the Plan.


18.      Amendment and Termination

         (a) The Plan may be amended by the Board of Directors of the Corporation as it shall deem advisable to ensure such qualification and conform to any change in the law or regulations applicable thereto, including such new regulations as may be enacted pertaining to the tax treatment of incentive stock options to be granted under this Plan, or in any other respect that the Board may deem to be in the best interest of the Corporation; provided, however, that the Board may not, without the authorization and approval of the shareholders of this Corporation (i) materially increase the benefits accruing to participants under the Plan, (ii) increase the number of shares which may be issued under the Plan, except pursuant to Section 15 hereof, or (iii) materially modify the requirements as to eligibility for participation in the Plan.

         The Board of Directors shall not amend the Plan if the amendment would cause the Plan or any Grant, or the exercise of any right under the Plan to fail to comply with the requirements of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or if such amendment would cause the Plan or the Grant or exercise of an incentive stock option under the Plan to fail to comply with the requirements of section 422 of the Code including, without limitation, a reduction of the option price set forth in Section 6(a) or an extension of the period during which an incentive stock option may be exercised as set forth in
Section 6(b).

         (b) The Board of Directors of the Corporation may, in its discretion, terminate, or fix a date for the termination of, the Plan. Unless previously terminated, the Plan shall terminate on May 19, 2004 and no Grants shall be made under the Plan after such date.

         (c) A termination or amendment of the Plan that occurs after a Grant is made shall not result in the termination or amendment of the Grant unless the grantee consents or unless the Committee acts under Section 19. The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant. Whether or not the Plan has terminated, an outstanding Grant may be terminated or amended under this Section 18 or may be amended by agreement of the Corporation and the grantee consistent with the Plan.


19.      Compliance with Law

         The Plan, the exercise of Grants and the obligations of the Corporation to issue or transfer shares of Common Stock under Grants shall be subject to all applicable laws, including any applicable federal or Pennsylvania state law, and to approvals by a governmental or regulatory agency as may be required. With respect to persons subject to section 16 of the Exchange Act, it is the intent of the Corporation that the Plan and all transactions under the Plan comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange


                                     -11-

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Act. The Committee may revoke any Grant if it is contrary to law or modify a
Grant to bring it into compliance with any valid and mandatory government regulation. The Committee may also adopt rules regarding the withholding of taxes on payments to grantees. The Committee may, in its sole discretion, agree to limit its authority under this Section.


20.      Effective Date of the Plan

         The Plan shall be effective as of April 1, 1994, subject to the approval by a majority of the Corporation's shareholders within twelve months of such effective date. No Grant shall be made pursuant to the Plan on or after the tenth anniversary of the date of shareholder approval, but Grants made prior to such tenth anniversary may extend beyond that date.


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